UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 11, 2025

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) held on June 11, 2025, the shareholders of the Company:

(i)	elected Vincent P. Abbatecola, Nicole Bulgarino and Brian F. Coleman to serve as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2027 and until their successors have been duly elected and qualified;
(ii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
(iii)	approved, on a non-binding advisory basis, an annual frequency of future advisory votes on resolutions approving named executive officer compensation; and
(iv)	ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

1.       The votes cast by shareholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	“Withheld”	Non-Votes
Vincent P. Abbatecola	22,770,385	1,594,745	7,198,637

Nicole Bulgarino	23,409,206	955,924	7,198,637

Brian F. Coleman	12,936,695	11,428,435	7,198,637

2.       The votes cast by shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
22,779,546	864,429	721,155	7,198,637

3.       The votes cast by the shareholders with respect to the approval, on a non-binding advisory basis, of the frequency of future advisory votes on resolutions approving the compensation of the Company’s named executive officers were as follows:

Votes For	Votes For	Votes For
“One Year”	“Two Years”	“Three Years”	Abstentions	Broker Non-Votes
21,471,001	119,814	2,038,801	735,514	7,198,637

At a meeting of the Board of Directors held immediately following the annual meeting of shareholders, the board voted to proceed with annual advisory votes by the shareholders on resolutions approving the compensation of the Company’s named executive officers, until the next required vote with respect to the frequency thereof.

4.       The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

Votes “For”	Votes “Against”	Abstentions
30,536,277	216,061	811,429

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025

HUDSON TECHNOLOGIES, INC.

By:	/s/ Brian J. Bertaux
Name:	Brian J. Bertaux
Title:	Chief Financial Officer & Secretary

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